SUNTRUST BANKS, INC. 401(k) Plan
Amended and Restated January 1, 2012 including amendments
through December 31, 2012

ADDENDUM B
ACQUIRED OR MERGED ENTITIES

The separate numbered units of this Addendum B set forth special provisions that apply only to Participants who were employed by one of the entities identified below before or at the time it was acquired by or merged with the Company or became or ceased to be part of the Controlled Group. The numbered units are arranged by effective dates. The special provisions set forth in each numbered unit have the same Section numbers and headings as the corollary Sections in the main text of the Plan, with the prefix “B” to correspond to this Addendum B. Except to the extent that special provisions alter the corollary provisions in the main text of the Plan, the main text applies.

Unit No.     Acquired or Merged Entities    Effective Date    Page

B1    First National Bank of Venice    April 1, 1992    B-1
B2    HomeTrust Bank of Georgia    January 1, 1993    B-2
B3    First National Bank of Florence/First United
Bancorp    February 1, 1993    B-3
B4    Coast Bank and Federal Savings Bank    February 22, 1993    B-4
B5    Flagler National Bank    March 15, 1993    B-5
B6    Regional Investment Corporation,
Premium Assignment Corporation,
Andrew Jackson Savings Bank, and
Baker Mortgage Loans, Inc.    February 17, 1994    B-6
B7    Peoples State Bank    May 12, 1995    B-7
B8    Key Biscayne Bank & Trust    August 11, 1995    B-8
B9    Stephens Diversified Leasing, Inc.    October 11, 1995    B-9
B10    Ponte Vedra Banking Corporation    January 19, 1996    B-10
B11    Union Planters National Bank    September 5, 1997    B-11
B12    Equitable Securities Corporation    January 1, 1998    B-12
B13    Citizens Bancorporation, Mariana, Florida     October 31, 1998    B-13
B14    First Union Corporation    December 31, 1998    B-14
B15    Crestar Financial Corporation     December 31, 1998    B-16
B16    The Regency Group    April 30, 1999    B-19
B17    Assets Management Advisors, Inc.    March 28, 2001    B-20
B18     The Robinson-Humphrey Company, LLC     July 26, 2001    B-21
B19    Huntington Bancshares    February 15, 2002    B-22
B20    Eagle Capital, LLC    February 1, 2003    B-23
B21    Home Financial Group LLC    June 1, 2003    B-24
B22    Lighthouse Financial Corporation    June 2, 2003    B-25

B23    Sun America Mortgage Corporation    August 1, 2003    B-26
B24    Seix Investment Advisors, Inc.    May 28, 2004    B-27
B25    National Commerce Financial Corporation    October 1, 2004    B-28
B26    Zevenbergen Capital, Inc.    January 1, 2005 –
October 1, 2008    B-32
B27    Community Bank of Florida    March 17, 2006    B-33
B28    Inlign Wealth Management, LLC    December 31, 2007    B-34
B29    Salem Mortgage    January 31, 2008 –     B-35
February 29, 2008
B30    GB&T Bancshares, Inc.    May 1, 2008    B-36
B31    Cymbic Family Offices Services    December 31, 2008    B-37

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B1
FIRST NATIONAL BANK OF VENICE

ARTICLE 1
Definitions

B1-1.1
Accounts. The Venice Plan accounts that were merged into the corollary Employer Contribution Accounts under this Plan included leveraged and non-leveraged ESOP contributions, which were subject to 5-year cliff vesting but became fully vested on January 1, 1997, and tax credit ESOP contributions (commonly called PAYSOP contributions) that were fully vested.

B1-1.20
Effective Date means April 1, 1992, the date when First National Bank of Venice (Venice) became part of the Controlled Group (the Company Merger Date). January 1, 1993 was the date when the Venice Plan became part of this Plan (the Plan Merger Date).

B1-1.49	Plan (Venice Plan) means the Florida Westcoast Banks, Inc. Employee Stock Bonus Plan, which was merged into this Plan as of the January 1, 1993 Plan Merger Date.

ARTICLE 2
Eligibility

B1-2.1
Eligibility. Each Employee who worked for Venice on the Company Merger Date, had met the Venice Plan eligibility requirements, and was an active Employee on the Plan Merger Date, became eligible to participate in this Plan on that date. This Plan granted credit for service with Venice for purposes of eligibility to participate and to receive Matching Contributions, and vesting.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B2
HOMETRUST BANK OF GEORGIA

ARTICLE 1
Definitions

B2-1.1
Accounts. The HomeTrust Plan accounts that were merged into the corollary Employer Contribution Accounts under this Plan included leveraged ESOP contributions, matching contributions, and discretionary contributions, which were fully vested. Before-tax contributions were merged into Before-Tax Accounts.

B2-1.20
Effective Date means January 1, 1993, the date when HomeTrust Bank of Georgia (HomeTrust) became part of the Controlled Group, and the date when the HomeTrust Plan became part of this Plan (the Company/Plan Merger Date).

B2-1.49	Plan (HomeTrust Plan) means the Home Federal Savings Bank of Georgia Employee Stock Ownership Plan, which was merged into this Plan as of the January 1, 1993 Company/Plan Merger Date.

ARTICLE 2
Eligibility

B2-2.1
Eligibility. Each Employee who worked for HomeTrust on the Company/Plan Merger Date, had met the HomeTrust Plan eligibility requirements, and was an active Employee on the Company/Plan Merger Date, became eligible to participate in this Plan on that date. This Plan granted credit for service with HomeTrust for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B3
FIRST NATIONAL BANK OF FLORENCE/FIRST UNITED BANCORP

ARTICLE 1
Definitions

B3-1.1
Accounts. The Florence Plan accounts that were merged into the corollary Employer Contribution Accounts under this Plan included matching contribution accounts and discretionary contribution accounts, which were fully vested. Before-tax contribution accounts were merged into Before-Tax Accounts. After-tax contribution accounts were merged into After-Tax Accounts. Rollover contribution accounts were merged into Rollover Accounts. The Florence Plan offered annuity forms of payment and required Spousal consent for withdrawals and distributions. This Plan retained that requirement. This Plan issued 90-day notices that annuity forms are not offered and Spousal consent is not required after March 31, 2002.

B3-1.20
Effective Date means February 1, 1993, the date when the First National Bank of Florence (Florence) became part of the Controlled Group (the Company Merger Date). July 1, 1993 was the date when the Florence Plan became part of this Plan (the Plan Merger Date).

B3-1.49	Plan (Florence Plan) means the First National Bank of Florence Retirement Savings Plan, which was merged into this Plan as of the July 1, 1993 Plan Merger Date.
ARTICLE 2
Eligibility

B3-2.1
Eligibility. Each Employee who worked for Florence on the Company Merger Date, had met the Florence Plan eligibility requirements, and was an active Employee on the Plan Merger Date, became eligible to participate in this Plan on that date. This Plan granted credit for service with Florence for purposes of eligibility to participate and to receive Matching Contributions, and vesting.

SUNTRUST BANKS, INC. 401(k) Plan

ADDENDUM B4
COAST BANK and FEDERAL SAVINGS BANK

ARTICLE 1
Definitions

B4-1.20	Effective Date means February 22, 1993, the date when Coast Bank and Federal Savings (Coast) became part of the Controlled Group (the Company Merger Date).

ARTICLE 2
Eligibility

B4-2.1
Eligibility. Each Employee who worked for Coast on the Company Merger Date, had met this Plan’s eligibility requirements, and was an active Employee on July 1, 1993, became eligible to participate in this Plan on that date. This Plan granted credit for service with Coast for purposes of eligibility to participate and to receive Matching Contributions, and vesting.

SUNTRUST BANKS, INC. 401(k) Plan

ADDENDUM B5
FLAGLER NATIONAL BANK

ARTICLE 1
Definitions

B5-1.20	Effective Date means March 15, 1993, the date when Flagler National Bank (Flagler) became part of the Controlled Group (the Company Merger Date).

ARTICLE 2
Eligibility

B5-2.1
Eligibility. Each Employee who worked for Flagler on the Company Merger Date, had met this Plan’s eligibility requirements, and was an active Employee on July 1, 1993, became eligible to participate in this Plan on that date. This Plan granted credit for service with Flagler for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan

ADDENDUM B6
REGIONAL INVESTMENT CORPORATION, PREMIUM ASSIGNMENT CORPORATION, ANDREW JACKSON SAVINGS BANK, AND BAKER MORTGAGE LOANS, INC.

ARTICLE 1
Definitions

B6-1.20
Effective Date means February 17, 1994, the date when Regional Investment Corporation, Premium Assignment Corporation, Andrew Jackson Savings Bank, and Banker Mortgage Loans, Inc. (collectively Andrew Jackson) became part of the Controlled Group (the Company Merger Date).

ARTICLE 2
Eligibility

B6-2.1
Eligibility. Each Employee who worked for Andrew Jackson on the Company Merger Date, had met this Plan’s eligibility requirements, and was an active Employee on April 1, 1994, became eligible to participate in this Plan on that date. This Plan granted credit for service with Andrew Jackson for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan

ADDENDUM B7
PEOPLES STATE BANK

ARTICLE 1
Definitions

B7-1.20	Effective Date means May 12, 1995, the date when Peoples State Bank (Peoples) became part of the Controlled Group (the Company Merger Date).

ARTICLE 2
Eligibility

B7-2.1
Eligibility. Each Employee who worked for Peoples on the Company Merger Date, had met this Plan’s eligibility requirements, and was an active Employee on July 1, 1995, became eligible to participate in this Plan on that date. This Plan granted credit for service with Peoples for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan

ADDENDUM B8
KEY BISCAYNE BANK & TRUST

ARTICLE 1
Definitions

B8-1.1
Accounts. The Key Biscayne Plan accounts that were merged into the corollary Employer Contribution Accounts under this Plan included matching contributions and discretionary contributions, which were fully vested. Before-Tax Contribution Accounts were merged into Before-Tax Accounts. After-Tax Contribution Accounts were merged into After-Tax Accounts. Rollover Contribution Accounts were merged into Rollover Accounts. The Key Biscayne Plan offered annuity forms of payment and required Spousal consent for withdrawals and distributions. This Plan retained that requirement. This Plan issued 90-day notices that annuity forms are not offered and Spousal consent is not required after March 31, 2002.

B8-1.20
Effective Date means August 11, 1995, the date when Key Biscayne Bank & Trust (Key Biscayne) became part of the Controlled Group (the Company Merger Date). January 1, 1996 was the date when the Key Biscayne Plan became part of this Plan (the Plan Merger Date).

B8-1.49
Plan (Key Biscayne Plan) means the Key Biscayne Bank 401(k) Profit Sharing Plan, which was frozen as of the August 11, 1995 Company Merger Date and merged into this Plan as of the January 1, 1996 Plan Merger Date.

ARTICLE 2
Eligibility

B8-2.1
Eligibility. Each Employee who worked for Key Biscayne on the Company Merger Date, had met the Key Biscayne Plan eligibility requirements, and was an active Employee on the Plan Merger Date, became eligible to participate in this Plan on that date. This Plan granted credit for service with Key Biscayne for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan

ADDENDUM B9
STEPHENS DIVERSIFIED LEASING, INC.

ARTICLE 1
Definitions

B9-1.20	Effective Date means October 11, 1995, the date when Stephens Diversified Leasing, Inc. (Stephens) became part of the Controlled Group (the Company Merger Date).

ARTICLE 2
Eligibility

B9-2.1
Eligibility. Each Employee who worked for Stephens on the Company Merger Date, had met this Plan’s eligibility requirements, and was an active Employee on January 1, 1996, became eligible to participate in this Plan on that date. This Plan granted credit for service with Stephens for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B10
PONTE VEDRA BANKING CORPORATION

ARTICLE 1
Definitions

B10-1.1
Accounts. The Ponte Vedra Plan accounts that were merged into the corollary Employer Contribution Accounts under this Plan included Matching Contribution Accounts and discretionary contribution accounts, which were fully vested. Before-Tax Contribution Accounts were merged into Before-Tax Accounts. After-Tax Contribution Accounts were merged into After-Tax Accounts. Rollover Contribution Accounts were merged into Rollover Accounts.

B10-1.20
Effective Date means January 19, 1996, the date when Ponte Vedra Banking Corporation (Ponte Vedra) became part of the Controlled Group (the Company Merger Date). April 1, 1996 was the date when the Ponte Vedra Plan became part of this Plan (the Plan Merger Date).

B10-1.49	Plan (Ponte Vedra Plan) means the Ponte Vedra National Bank Retirement Savings Plan, which was merged into this Plan as of the April 1, 1996 Plan Merger Date.

ARTICLE 2
Eligibility

B10-2.1
Eligibility. Each Employee who worked for Ponte Vedra on the Company Merger Date, had met the Ponte Vedra Plan eligibility requirements, and was an active Employee on the Plan Merger Date, became eligible to participate in this Plan on that date. This Plan granted credit for service with Ponte Vedra for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan

ADDENDUM B11
UNION PLANTERS NATIONAL BANK

ARTICLE 1
Definitions

B11-1.1	Accounts. Former Union Planters employees who became Participants were permitted to roll over account balances distributed from the Union Planters Plan, into a Rollover Account in this Plan.

B11-1.20
Effective Date means September 5, 1997, the date when the Company purchased certain bank branches located in Tennessee from Union Planters National Bank (Union Planters) and hired certain Union Planters employees (the Acquisition Date). Those branches are located in Johnson City (two branches), Bristol (two branches), Kingsport, and Greenville, Tennessee.

B11-1.49	Plan (Union Planters Plan) means the Union Planters Retirement Savings Plan, which was not part of the acquisition and was not merged into this Plan.

ARTICLE 2
Eligibility

B11-2.1
Eligibility. Each Employee who worked for Union Planters Bank on the Acquisition Date, had met the eligibility requirements for the Union Planters Plan, and was an active Employee on that date, became eligible to participate in this Plan on that date. This Plan granted credit for service with Union Planters Bank for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B12
EQUITABLE SECURITIES CORPORATION

ARTICLE 1
Definitions

B12-1.1
Accounts. The Equitable Plan was frozen as of December 31, 1999. Equitable Plan Participants were covered by this Plan effective January 1, 2000. This Plan subsequently accepted rollovers of frozen accounts from the Equitable Plan.

B12-1.20
Effective Date means January 1, 1998, the date when Equitable Securities Corporation (Equitable) became part of the Controlled Group (the Acquisition Date). Equitable subsequently was renamed SunTrust Capital Markets, Inc.

B12-1.49
Plan (Equitable Plan) means the Equitable Securities Profit Sharing Plan, which was frozen as of December 31, 1999, and is sponsored by SunTrust Capital Markets, Inc. The frozen plan was converted to a prototype plan effective January 1, 2009, and was renamed the SunTrust Equitable Securities Corporation Profit Sharing Plan.

ARTICLE 2
Eligibility

B12-2.1
Eligibility. Each Employee who worked for Equitable on the Acquisition Date, had met the Equitable Plan eligibility requirements, and was an active Employee on that date, became eligible to participate in this Plan effective January 1, 2000, the day after the Equitable Plan was frozen. This Plan granted credit for service with Equitable for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B13
CITIZENS BANCORPORATION, MARIANA, FLORIDA

ARTICLE 1
Definitions

B13-1.1
Accounts. The Citizens Plan was terminated as of December 31, 1998, and all account balances were distributed. Former Citizens employees who became Participants were permitted to roll over those account balances into a Rollover Account in this Plan.

B13-1.20
Effective Date means October 31, 1998, the date when Citizens Bancorporation (Citizens), a bank holding company based in Marianna, Florida, became part of the Controlled Group (the Company Merger Date).

B13-1.49	Plan (Citizens Plan) means the Citizens Bancorporation Profit Sharing Plan, which was terminated as of December 31, 1998, and from which all account balances were distributed.

ARTICLE 2
Eligibility

B13-2.1
Eligibility. Each Employee who worked for Citizens on the Company Merger Date, had met the Citizens Plan eligibility requirements, and was an active Employee on January 1, 1999, became eligible to participate in this Plan on that date. This Plan granted credit for service with Citizens for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B14
FIRST UNION CORPORATION (CERTAIN FLORIDA BRANCHES)

ARTICLE 1
Definitions

B14-1.1
Accounts. The following First Union Plan accounts were direct-transferred into the corollary Accounts under this Plan on July 1, 2000: matching contribution accounts (which were fully vested on March 1, 2000) were transferred into Employer Contribution Accounts; before-tax contribution accounts were transferred into Before-Tax Accounts; after-tax contribution accounts were transferred into After-Tax Accounts; and rollover contribution accounts were transferred into Rollover Accounts. The First Union Plan offered annuity forms of payment and required Spousal consent for withdrawals and distributions. This Plan retained that requirement. This Plan issued 90-day notices that annuity forms will not be offered and Spousal consent is not required after March 31, 2002.

B14-1.20
Effective Date means December 31, 1998, the date when the Company purchased certain bank branches located in Florida from First Union Corporation and hired certain First Union employees (the Acquisition Date). Those branches are located at Lake Panasoffkee, Wildwood, Bushnell and Webster in Sumter County; Crystal River in Citrus County; Weeki Wachee and Spring Hill in Hernando County.

B14-1.49	Plan (First Union Plan) means the First Union Corporation Savings Plan. The First Union Plan accounts of individuals who became SunTrust Employees on the Acquisition Date were frozen as of that date.

ARTICLE 2
Eligibility

B14-2.1
Eligibility. Each Employee who worked for the acquired branches of First Union on the Acquisition Date, had met the First Union Plan eligibility requirements, and was an active Employee on January 1, 1999, became eligible to participate in this Plan on that date. This Plan granted credit for service with First Union for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B15
CRESTAR FINANCIAL CORPORATION

ARTICLE 1
Definitions

B15-1.1
Accounts. The Crestar Plan accounts that were merged into the corollary Employer Contribution Accounts under this Plan included: (a) matching contribution accounts and discretionary contribution accounts (which are available for investment elections without regard to age), and tax credit ESOP contributions (commonly called PAYSOP contributions), all of which were fully vested, were merged into Matching Accounts; (b). Before-tax contribution accounts were merged into Before-Tax Accounts; (c) after-tax contribution accounts (made before 1988) were merged into After-Tax Accounts; and (d) rollover contribution accounts were merged into Rollover Accounts.

Money Purchase Accounts (which were merged into the Crestar Plan when Crestar acquired Providence Savings & Loan) are maintained separately, and are subject to in-service withdrawal restrictions and the Spousal consent requirements set forth in Subsection 6.7(b) of the main text of the Plan. Spousal consent is required for loans and for post-Employment distribution in a form other than the normal form. Spousal consent to a form of payment other than the normal form is not valid unless given within 90 days before the Benefit Commencement Date. The normal form of payment for each Money Purchase Account is the single life annuity for the unmarried Participant, and the 50 percent joint and survivor annuity for the married Participant. If a Participant dies with a Money Purchase Account balance, and before his/her Benefit Commencement Date, the Plan will pay the balance in that Account to his/her surviving Spouse in the form of a 50 percent qualified preretirement survivor annuity unless the Spouse elects another form.

B15-1.20
Effective Date means December 31, 1998, the date when Crestar Financial Corporation (Crestar) and its affiliates and subsidiaries became part of the Controlled Group (the Company Merger Date). The Crestar Employees’ Thrift and Profit

Sharing Plan and the Crestar Merger Plan for Transferred Employees (the Crestar Plans) became part of this Plan as of July 1, 1999 (the Plan Merger Date).

B15-1.49
Plan (Crestar Plan) means the Crestar Employees’ Thrift and Profit Sharing Plan, and/or the Crestar Merger Plan for Transferred Employees, as applicable, which were merged into this Plan as of the July 1, 1999 Plan Merger Date.

ARTICLE 2
Eligibility

B15-2.1
Eligibility. Each Employee who worked for Crestar on the Company Merger Date, had met a Crestar Plan’s eligibility requirements, and was an active Employee on the Plan Merger Date, became eligible to participate in this Plan as of the Plan Merger Date. Each Employee who began working for Crestar between January 1 and May 31, 1999 and who was an active Employee on the Plan Merger Date, became eligible to participate in this Plan as of August 1, 1999 and became eligible to receive Matching Contributions as of the first anniversary of his/her hire date. This Plan granted credit for service with Crestar for purposes of eligibility to participate and to receive Matching Contributions.

ARTICLE 3
Contributions

B15-3.1
Employee Contributions. The contribution percentage that each affected Participant had in effect under the Crestar Employees’ Thrift and Profit Sharing Plan as of June 30, 1999, remained in effect on the July 1, 1999 Plan Merger Date. However, the minimum contribution rate increased from 1 percent to 2 percent, with an automatic increase for each Participant who had a 1 percent rate in effect on that date. After the Plan Merger, Employee Contributions are determined in accordance with the main text of the Plan.

B15-3.2
Employer Contributions. Employer Matching Contributions allocated to affected Participants’ Crestar Plan Accounts before the July 1, 1999 Plan Merger Date, are fully vested and remain eligible for investment elections, regardless of age.

ARTICLE 5
In-Service Withdrawals and Loans

B15-5.1
Withdrawals Without a Hardship. This Plan has grandfathered the option that was available under the Crestar Plan for affected Participants to elect to make in-service withdrawals from the pre-merger balances in their Accounts, excluding Employer Contributions that had been allocated within the 24-month period preceding the withdrawal, and excluding all balances in Before-Tax Accounts and Money Purchase Accounts. The minimum withdrawal is $100.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B16
THE REGENCY GROUP

ARTICLE 1
Definitions

B16-1.20	Effective Date means April 30, 1999, the date when The Regency Group became part of the Controlled Group (the Company Merger Date).

ARTICLE 2
Eligibility

B16-2.1
Eligibility. Each Employee who worked for Regency on the Company Merger Date, had met this Plan’s eligibility requirements, and was an active Employee on June 1, 1999, became eligible to participate in this Plan on that date. This Plan granted credit for service with Regency for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B17
ASSETS MANAGEMENT ADVISORS, INC. (AMA)

ARTICLE 1
Definitions

B17-1.1
Accounts. The AMA Plan was frozen as of March 27, 2001. No AMA Plan accounts were transferred to this Plan, but upon distribution of benefits from the AMA Plan, Participants could request to have a rollover to this Plan.

B17-1.20	Effective Date means March 28, 2001, the date when Assets Management Advisors, Inc. (AMA) became part of the Controlled Group (the Company Merger Date).

B17-1.49	Plan (AMA Plan) means the Assets Management Advisors Plan, which was frozen as of March 27, 2001. The Company did not assume the Plan.

ARTICLE 2
Eligibility

B17-2.1
Eligibility. Each Employee who worked for AMA on the Company Merger Date, had met this Plan’s eligibility requirements, and was an active Employee on June 1, 2001, became eligible to participate in this Plan on that date. This Plan granted credit for service with AMA for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B18
THE ROBINSON-HUMPHREY COMPANY, LLC

ARTICLE 1
Definitions

B18-1.1
Accounts. The accounts of affected Employees under the Citigroup Plan were distributed when they became SunTrust Employees, and they were permitted to roll those distributions into Rollover Accounts in this Plan.

B18-1.20
Effective Date means July 26, 2001, the date when SunTrust purchased certain assets and properties relating to the institutional business of The Robinson-Humphrey Company, LLC (Robinson-Humphrey) (the Acquisition Date). Robinson-Humphrey had been a Delaware limited liability company and a wholly-owned subsidiary of Solomon Smith Barney, Inc.

B18-1.49	Plan (Citigroup Plan) means the Citigroup 401(k) Plan, from which distributions were made to Robinson-Humphrey participants who became SunTrust Employees on the Acquisition Date.

ARTICLE 2
Eligibility

B18-2.1
Eligibility. Each Employee who worked for Robinson Humphrey on the Acquisition Date, had met this Plan’s eligibility requirements, and was an active Employee on August 1, 2001, became eligible to participate in this Plan on that date. This Plan granted credit for service with Robinson Humphrey for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B19
HUNTINGTON BANCSHARES, THE HUNTINGTON NATIONAL BANK

ARTICLE 1
Definitions

B19-1.20
Effective Date means February 15, 2002, the date when the Florida Franchise of Huntington Bancshares and The Huntington National Bank (Huntington) became part of the Controlled Group (the Acquisition Date).

ARTICLE 2
Eligibility

B19-2.1
Eligibility. Each Employee who worked for Huntington on the Acquisition Date, had met this Plan’s eligibility requirements, and was an active Employee on the Acquisition Date, became eligible to participate in this Plan on that date. This Plan granted credit for service with Huntington for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan

ADDENDUM B20
EAGLE CAPITAL, LLC

ARTICLE 1
Definitions

B20-1.20	Effective Date means February 1, 2003, the date when certain employees of Eagle Capital, LLC (Eagle Capital) began working for AMA, a member of the Controlled Group (the 2003 AMA Hire Date).

ARTICLE 2
Eligibility

B20-2.1
Eligibility. Each Employee who had worked for Eagle Capital before the 2003 AMA Hire Date, had met this Plan’s eligibility requirements and was an active Employee on February 1, 2003, became eligible to participate in this Plan on that date. This Plan granted credit for service with Eagle Capital for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan

ADDENDUM B21
HOME FINANCIAL GROUP LLC

ARTICLE 1
Definitions

B21-1.20	Effective Date means June 1, 2003, the date when Home Financial became part of the Controlled Group (the Acquisition Date).

ARTICLE 2
Eligibility

B21-2.1
Eligibility. Each Employee who had worked for Home Financial before the Acquisition Date, had met this Plan’s eligibility requirements and was an active Employee on July 1, 2003, became eligible to participate in this Plan on that date. This Plan granted credit for service with Home Financial for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan

ADDENDUM B22
LIGHTHOUSE FINANCIAL CORPORATION

ARTICLE 1
Definitions

B22-1.1
Accounts. The defined contribution plan maintained by Lighthouse Financial Corporation (Lighthouse) was terminated before Lighthouse became a part of the Controlled Group. On distribution of benefits from the Lighthouse Plan, Participants could request to have a rollover to this Plan.

B22-1.20	Effective Date means June 2, 2003, the date when Lighthouse became part of the Controlled Group (the Company Merger Date).

B22-1.49	Plan (Lighthouse Plan) means the 401(k) Plan previously maintained by Lighthouse.

ARTICLE 2
Eligibility

B22-2.1
Eligibility. Each Employee who worked for Lighthouse on the Company Merger Date, had met this Plan’s eligibility requirements and was an active Employee on June 2, 2003, became eligible to participate in this Plan on that date. This Plan granted credit for service with Lighthouse for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B23
SUN AMERICA MORTGAGE CORPORATION

ARTICLE 1
Definitions

B23-1.1
Accounts. The defined contribution plan maintained by Sun America Mortgage Corporation (Sun America) was terminated before Sun America became a part of the Controlled Group. On distribution of benefits from the Sun American Plan, participants could request to have a rollover to this Plan.

B23-1.20	Effective Date means August 1, 2003, the date when Sun America became part of the Controlled Group (the Company Merger Date).

B23-1.49	Plan (Sun America Plan) means the Sun America Mortgage Company 401(k) Profit Sharing Plan.

ARTICLE 2
Eligibility

B23-2.1
Eligibility. Each Employee who worked for Sun America on the Company Merger Date, had met this Plan’s eligibility requirements and was an active Employee on August 1, 2003, became eligible to participate in this Plan on that date. This Plan granted credit for service with Sun America for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B24
SEIX INVESTMENT ADVISORS, INC.

ARTICLE 1
Definitions

B24-1.20	Effective Date means May 28, 2004, the date when Seix Investment Advisors, Inc. became part of the Controlled Group (the Acquisition Date).

ARTICLE 2
Eligibility

B24-2.1
Eligibility. Each Employee who worked for Seix on the Acquisition Date and was an active Employee on the Acquisition Date, became eligible to participate in this Plan on July 1, 2004. This Plan granted credit for service with Seix for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B25
NATIONAL COMMERCE FINANCIAL CORPORATION

On October 1, 2004, National Commerce Financial Corporation became part of the Controlled Group (the Company Merger Date). The National Commerce Financial Corporation Investment Plan was frozen as of the close of business on December 31, 2004. The following provisions relating to Articles 2 and 5 are effective October 1, 2004.

ARTICLE 1
Definitions

B25-1.1
Accounts. The NCF Plan was frozen as of the close of business on December 31, 2004. The NCF Plan accounts that were merged into the corollary or similar Accounts under this Plan included the following. Matching contribution accounts which were merged into Matching Accounts. Profit sharing accounts (from entities previously acquired by NCF) were merged into the Merged Plan Account. ESOP accounts (from both the NCF Plan and from entities previously acquired by NCF) were merged into the Merged Plan Account. Before-tax contribution accounts were merged into Before-Tax Accounts. After-tax contribution accounts were merged into After-Tax Accounts. Rollover contribution accounts were merged into Rollover Accounts.

B25-1.10	Company Merger Date has the same definition as Effective Date.

B25-1.20
Effective Date means October 1, 2004, the date when National Commerce Financial Corporation and its affiliates and subsidiaries became part of the Controlled Group (the Company Merger Date). The NCF Plan was merged into and became part of this Plan as of the close of business on June 30, 2005 (the Plan Merger Date).

B25-1.39	Merged Plan means with respect to the NCF Plan, all of the following plans that were merged into the NCF Plan as of August 1, 2001: CCB Financial Corporation

Retirement Savings Plan, National Bank of Commerce ESOP\TIRA Plan, and the First Mercantile Profit Sharing Plan.

B25-1.49	Plan (NCF Plan) means the National Commerce Financial Corporation Investment Plan, which was merged into this Plan as of the June 30, 2005 Plan Merger Date.

B25-1.49A	Plan Merger Date means the close of business on June 30, 2005, the date when the NCF Plan was merged into this Plan.

ARTICLE 2
Eligibility

B25-2.1	Eligibility.

(a)
Past Service Credit. Each Employee who worked for NCF on the Company Merger Date, had met this Plan’s eligibility requirements and was an active Employee on January 1, 2005, became eligible to participate in this Plan on that date. On that date, this Plan granted credit for service with NCF and its controlled group members for purposes of eligibility to participate and to receive Matching Contributions.

(b)
Sale of Transplatinum and and its Subsidiaries. Transplatinum Service Corp. and its wholly- owned subsidiaries, including Fleet One Holdings, LLC and LLR (collectively Transplatinum) previously were subsidiaries of NCF and became Controlled Group members on the Company Merger Date. Effective September 2, 2008, Transplantium was sold to an unrelated entity and ceased its status as a Controlled Group member. As of that date, Transplatinum ceased to be an Employer, and employees of Transplatinum on and after that date are not Employees for purpose of this Plan.

(c)
Sale of The First Mercantile Trust Company. The First Mercantile Trust Company (First Mercantile) was previously a wholly-owned subsidiary of NCF and became a Controlled Group Member on the Company Merger Date. Effective May 30, 2008, First Mercantile was sold to an unrelated entity and ceased to be a Controlled Group member. As of that date, First Mercantile ceased to be an Employer, and employees of First Mercantile on and after that date are not Employees for purposes of this Plan.

ARTICLE 3
Contributions

B25-3.2
Employer Matching Contributions. Forfeitures under the NCF Plan that were not allocated as of the close of business on June 30, 2005, were used to reduce Employer Matching Contributions (or to restore forfeitures as provided in Article 6 of this Addendum B25) and not to increase benefits.

ARTICLE 4
Allocations

B25-4.2	Investment Elections.

(a)
Investment Funds. The NCFC Stock Fund, the NCFC ESOP Stock Fund, and the NCFC Merged Stock Fund were merged into the Employer Stock Fund effective as of the Plan Merger Date or as soon thereafter as practicable.

…

(g)
Diversification Elections. The diversification rules in the NCF Plan Section 5.3 do not apply to Accounts transferred to this Plan. Instead, Article 4 of the main text of the Plan applies to all ESOP Accounts.

ARTICLE 5
In-Service Withdrawals and Loans

B25-5.1(f)
Withdrawals Without a Hardship. This Plan has grandfathered the option that was available under the NCF Plan for affected Participants to elect to make in-service withdrawals from the pre-merger balances in their Accounts, excluding Employer Contributions that had been allocated within the 24-month period preceding the withdrawal, and excluding all balances in Before-Tax Accounts. The minimum withdrawal is $500.

B25-5.3    Loans.

(a)
Application and Eligibility. Before the Plan Merger Date, to ensure that loans from this Plan and loans from the NCF Plan met the applicable limits, loans were not be available from this Plan to any Participant who was also a Participant in the NCF Plan.

ARTICLE 6
Post-Employment Distributions

B25-6.1
Distribution Events. A Participant who previously participated in the NCF Plan and was not fully vested in his/her NCF Plan Accounts, forfeited the non-vested portion upon the earlier of the date he/she incurred a Five-Year Break, or the date he/she received a distribution of the vested portion of his/her Account. If a partially-vested Participant resumed Employment before a Five-Year Break, the Plan permitted him/her to repay his/her distribution no later than the fifth anniversary of the date he/she resumed Employment, and reinstated the dollar amount he/she forfeited to his/her Account. A non-vested Participant who terminated Employment was deemed to have received a distribution and his/her entire Account was immediately forfeited, and was deemed repaid if he/she resumed Employment before a Five-Year Break.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B26
ZEVENBERGEN CAPITAL, INC.

ARTICLE 1
Definitions

B26-1.20	Effective Date means January 1, 2005, the date when Zevenbergen Capital, Inc. (ZCI) became part of the Controlled Group (the Acquisition Date).

ARTICLE 2
Eligibility

B26-2.1	Eligibility.

(a)
Past Service Credit. Each Employee who worked for ZCI before the Acquisition Date and was an active Employee on the Acquisition Date, became eligible to participate in this Plan on January 1, 2005. This Plan granted credit for service with ZCI for purposes of eligibility to participate and to receive Matching Contributions.

(b)
Loss of Eligible Status. Pursuant to certain transactions occurring on September 30 and October 1, 2008, ZCI ceased its status as a Controlled Group Member effective October 1, 2008. As of that date, ZCI is no longer an Employer and individuals who work for ZCI on and after October 1, 2008 are not Employees and are not eligible to participate in this Plan.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B27

COMMUNITY BANK OF FLORIDA

B27-1.20	Effective Date means March 17, 2006, the date when Community Bank of Florida became part of the Controlled Group (the Acquisition Date).

ARTICLE 2
Eligibility

B27-2.2
Eligibility. Each Employee who worked for Community Bank of Florida on the Acquisition Date and was an active Employee on the Acquisition Date, became eligible to participate in this Plan on March 17, 2006. This Plan granted credit for service with Community Bank of Florida for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B28

INLIGN WEALTH MANAGEMENT, LLC

B28-1.20	Effective Date means December 31, 2007, the date when Inlign Wealth Management, LLC (Inlign) became part of the Controlled Group (the Acquisition Date).

ARTICLE 2
Eligibility

B28-2.2
Eligibility. Each Employee who worked for Inlign on the Acquisition Date and was an active Employee on the Acquisition Date, became eligible to participate in this Plan on March 1, 2008. This Plan granted credit for service with Inlign for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B29
SALEM MORTGAGE

B29-1-18
Effective Date means the date occurring between January 31, 2008 and February 29, 2008 when former employees of Salem Mortgage were hired by a Controlled Group Member (the relevant date for each such employee to be his/her Hiring Date).

ARTICLE 2
ELIGIBILITY

B29-2.2
Eligibility. Each Employee who worked for Salem Mortgage immediately before the Hiring Date and became an active Employee on the Hiring Date, became eligible to participate in this Plan on March 1, 2008. Effective February 29, 2008, this Plan granted credit for service with Salem Mortgage for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan

ADDENDUM B30
GB&T BANCHARES, INC.

B30-1.20	Effective Date means May 1, 2008, the date when GB&T Banchares, Inc. (GB&T) became part of the Controlled Group (the Company Merger Date).

B30-1.49
Plan (GB&T Plan) means the GB&T Bancshares 401(k) Profit SharingPlan, which was terminated immediately before 12:01 a.m. on May 1, 2008, the effective date and time of the merger. The Company did not assume the GB&T Plan.

ARTICLE 2
ELIGIBILITY

B30-2.2
Eligibility. Each Employee who worked for GB&T before the Company Merger Date and was an active Employee on the Merger Date, became eligible to participate in this Plan on the Merger Date. This Plan granted credit for service with GB&T for purposes of eligibility to participate and to receive Matching Contributions.

SUNTRUST BANKS, INC. 401(k) Plan
ADDENDUM B31
CYMRIC FAMILY OFFICE SERVICES

ARTICLE 1
Definitions

B31-1.20
Effective Date means December 31, 2008, the date when the Cymric Family Office Services (Cymric) became part of the Controlled Group (the Acquisition Date) pursuant to the Asset Purchase Agreement By and Among GenSpring Family Offices, LLC, Cymric and the Shareholders of Cymric.

B31-1.48	Participant (Cymric Participant) means, for purposes of this Addendum B31, each Participant who was employed by Cymric on the Acquisition Date and became an employee of GenSpring on January 1, 2009.

ARTICLE 2
Eligibility

B31-2.1
Eligibility. For purposes of determining eligibility to begin participating under Section 2.1 of the main text of the Plan, the Plan treated each Cymric Participant as if his/her Employment Date was the date when he/she became an employee of GenSpring.